Exhibit 4.1.1	Form of Common Stock Certificate

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER

SPECIMEN

SHARES

SPECIMEN

CUSIP NO. 448954 10 7

HYPERDYNAMICS CORPORATION

250,000,000 AUTHORIZED SHARES $.001 PAR VALUE NON-ASSESSABLE

[redacted]

This Certifies that SPECIMEN *is the*

registered holder of *Shares*

HYPERDYNAMICS CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed*

this *day of* SPECIMEN *A.D. 19*

HYPERDYNAMICS CORPORATION
CORPORATE
Seal
DELAWARE

COUNTERSIGNED AND REGISTERED
FIDELITY TRANSFER COMPANY (SALT LAKE CITY, UTAH)
SPECIMEN
By
TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

SECRETARY

PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common	UNIF GIFT MIN ACT-	______________ Custodian _____________
TEN ENT - as tenants by the entireties		(Cust) (Minor)
JT TEN - as joint tenants with right of		under Uniform Gifts to Minors
survivorship and not as tenants		Act _____________________________________
in common		(State)
Additional abbrevations may also be used though not in the above list.

For value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated ___________________________________

NOTICE:	SIGNATURE MUST CORRESPONG TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION ON ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.
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